Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA First Quarter 2007 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2007 Expectations Q&A

First Quarter Highlights (in millions, except share and per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2007 2006 Change Gross Written Premiums $394.1 $328.0 20.2% Net Earned Premiums $318.7 $276.5 15.3% Net Investment Income $27.0 $20.1 34.3% Net Income $66.0 $50.3 31.2% After Tax Net Realized Gain (Loss) $1.1 $(0.3) Loss & LAE Ratio 47.2% 51.9% Expense Ratio 30.4% 27.8% Combined Ratio 77.6% 79.7% Diluted Earnings Per Share $0.89 $0.70 27.1% After Tax Realized Investment Gain (Loss) Per Share $0.02 $0.00 Weighted Average Shares & Share Equivalents Outstanding 74,202,817 72,360,004

First Quarter Highlights (in millions, except per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2007 2006 Net Operating Income $64.9 $50.6 A-T Realized Investment Gains (Losses) $1.1 $(0.3) Net Income $66.0 $50.3 Diluted Operating Earnings Per Share $0.87 $0.70 A-T Realized Investment Gains Per Share $0.02 $0.00 Diluted Earnings Per Share $0.89 $0.70 Net Loss and Loss Adjustment Expense Ratio 47.2% 51.9% Acquisition and Underwriting Expense Ratio 30.4% 27.8% Combined Ratio 77.6% 79.7%

First Quarter Highlights (in millions, except share and per share data) March 31, 2007 December 31, 2006 % Increase Total Shareholders' Equity $1,251.8 $1,167.3 7.2% Book Value per Share $17.58 $16.48 6.7% Shares Outstanding 71,211,963 70,848,482 0.5% ROE (1) 29.5% 30.1% Return on equity excluding other comprehensive income (loss). March 31, 2007 ROE calculated on trailing twelve months basis.

First Quarter 2007 Events Financial results for the quarter ended March 31, 2007 included: Net Income/(Loss) Diluted Earnings/(Loss) Per Share As reported $66.0 $0.89 Favorable prior year net loss reserve development $8.4 $0.11 Increase in weather related case incurred property losses compared to the quarter ended March 31, 2006 $(6.7) $(0.09) (in millions, except per share data)

First Quarter 2007 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Increase (Decrease) in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2006 $(7.0) Favorable claims emergence on commercial property and commercial automobile product lines 2005 $(4.9) Favorable claims emergence across most product lines 2004 $(3.0) Favorable claims emergence across most product lines 2003 $1.3 Unfavorable claims emergence on automobile rental leasing product lines 2002 and Prior $0.7 Unfavorable claims emergence on commercial general liability product lines Total $(12.9)

Gross Written Premiums by Segment (in millions) For the Quarters For the Quarters For the Quarters Ended March 31, Ended March 31, Ended March 31, % 2007 2006 Increase/ (Decrease) Segment Commercial Lines $311.4 $243.0 28.1% Specialty Lines 60.7 58.1 4.5% Personal Lines 22.0 26.9 (18.2)% Total $394.1 $328.0 20.2%

Commercial Lines Segment 79.0% of 1st Quarter 2007 GWP CAGR 2001-2006 = 29.9% 28.1% Q/Q Growth Gross Written Premiums 2001 2002 2003 2004 2005 2006 QTD 1Q06 QTD 1Q07 316 473 662.3 874 960.3 1169.4 243 311.4 (in millions)

Specialty Lines Segment (Professional Liability) 2001 2002 2003 2004 2005 2006 QTD 1Q06 QTD 1Q07 79.3 110.2 154.1 184.4 205.3 227.6 58.1 60.7 15.5% of 1st Quarter 2007 GWP CAGR 2001-2006 = 23.5% 4.5% Q/Q Growth Gross Written Premiums (in millions)

Gross Written Premiums 2001 2002 2003 2004 2005 2006 QTD 1Q06 QTD 1Q07 Dwelling/Fire 78.3 80.5 89.6 112.9 99.3 96.2 26.9 22 5.5% of 1st Quarter 2007 GWP CAGR 2001-2006 = 4.2% 18.2% Q/Q decrease Personal Lines (in millions)

High Quality Investment Portfolio Portfolio market value - $2,735.1mm Fixed income securities Average quality AAA Portfolio duration 4.6 years 5.4% taxable equivalent yield Quality long-term growth stocks As of March 31, 2007 Municipal Bonds 0.4 CMO 0.132 MBS 0.168 Other Structured Securities 0.08 Corporate Bonds 0.049 Common Stock 0.119 All Other 0.008 Cash Equivalents 0.044 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Net Investment Income 2001 2002 2003 2004 2005 2006 QTD 1Q06 QTD 1Q07 32.4 37.5 38.8 43.5 63.7 91.7 20.1 27 (in millions) 5 Year CAGR: 23.1% Effective Tax Rate 30.1% 28.3% 23.4% 20.2% 21.5% 23.6% 22.6% 22.8% Q/Q Change 34.3%

Selected Operating Statistics Operating Statistics 1st Quarter 07 Renewal Retention (Quoted) Commercial Lines - 93.8% Specialty Lines - 94.9% Personal Lines - 69.0% Rate Changes Commercial Lines - 0.1% decrease (Q/Q) Specialty Lines - 1.4% decrease (Q/Q) Personal Lines - 42.8% increase (Q/Q) New Business Growth (Count), excluding Personal Lines Segment and Collector Vehicle Product 1st QTR: 06 - 7,895 1st QTR: 07 - 11,563 46.5% increase (1) (1) Including the collector vehicle product, the increase is 282%.

Selected Operating Statistics Preferred Agents Total Count - 185 Total GWP Growth - $35.8 million (Q/Q); 39.4% increase Renewal Retention (Quoted) - 91.2% New Business 2007 - $27.7 million (Q/Q); 71.5% increase Employee Statistics Total Employee Count - 1,300 Total GWP Per Employee - $1.2 million Turnover (Y/Y) - 12.7%

Drivers of Future Growth National presence - 41 offices / Mixed marketing New product offerings - Complement Core Products Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15.0% premium growth

2007 Expectations 2007 Operating EPS Range: $3.45- $3.60 Assumes one catastrophe loss retention for: Commercial Lines: $10.0 million (pre-tax) Personal Lines: $7.5 million (pre-tax) Organic Growth - approximating 15.0% Combined Ratio - approximating 80% Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962